                                                                    Exhibit 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 13, 2003, except for Note 6 as to which the date is January 21, 2003 with respect to the ninth paragraph and except for Note 14 as to which the date is January 17, 2003 with respect to the third paragraph, relating to the financial statements of KC Acquisition Corporation and Subsidiaries, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                       /s/ PricewaterhouseCoopers LLP


Albany, New York
January 21, 2003

                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 10, 2003, except for Note 12 as to which the dates are January 15, 2003 with respect to the second paragraph and January 17, 2003 with respect to the third paragraph and except for Note 5 as to which the date is January 21, 2003 with respect to the second paragraph, relating to the financial statements of Integrated Alarm Services, Inc. and Affiliates, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                       /s/ PricewaterhouseCoopers LLP


Albany, New York
January 21, 2003

                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 13, 2003 relating to the financial statements of Criticom International Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       /s/ PricewaterhouseCoopers LLP



Albany, New York
January 21, 2003